UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 16, 2007
Glenayre Technologies, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)
825 8th Avenue, 23rd Floor, New York, New York 10019
(Address of principal executive offices)      (Zip Code)
Registrant’s telephone number, including area code: 212-333-8400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 16, 2007, Glenayre Technologies, Inc. announced that it had filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission stating that it would not be able to file its Annual Report on Form 10-K for the year ended December 31, 2006 by the prescribed due date of March 16, 2007.
The Company’s news release is furnished as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
99.1 Company News Release dated March 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc.

Dated: March 16, 2007	By:	/s/ Jordan Copland

		Name:	Jordan Copland
		Title:	Executive Vice President
and Chief Financial Officer